UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2020

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U.S. Well Services, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-38025	81-1847117
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1360 Post Oak Boulevard
Suite 1800

Houston, TX 77056

(Address of principal executive offices)

(832) 562-3730

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	USWS	NASDAQ Capital Market
Warrants	USWSW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01     Entry into a Material Definitive Agreement.

On August 17, 2020, U.S. Well Services, Inc. (the “Company”), U.S. Well Services, LLC, a subsidiary of the Company, and all of the other subsidiaries of the Company entered into the Second Amendment (the “ABL Amendment”) to the ABL Credit Agreement (the “ABL Facility”) with the lenders party thereto and Bank of America, N.A., as the administrative agent, swing line lender and letter of credit issuer.

Pursuant to the ABL Amendment, the aggregate revolving commitment under the ABL Facility was reduced from $60 million to $50 million and certain modifications were made to eligible accounts in the borrowing base and to the applicable thresholds in the cash dominion trigger period and financial covenant trigger period, among other things.  The Borrower’s option to request an increase in commitments under the accordion feature was also removed under the terms of the ABL Amendment.

The foregoing description of the ABL Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the ABL Amendment, which is filed herewith as Exhibit 10.1.

Item 3.01     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 14, 2020, the Company, received written notice (the “Notice”) from the Listing Qualifications Staff of the Nasdaq Stock Market LLC (the “Nasdaq”) notifying the Company that, based upon its review of the Company’s market value of listed securities for the last thirty (30) consecutive business days, the Company does not meet the market value of listed securities requirement set forth under Nasdaq Listing Rule 5550(b)(2) (the “MVLS Requirement”). In addition, the Notice informed the Company that as of August 14, 2020, the Company did not meet the alternative compliance standards relating to stockholders’ equity or net income from continuing operations (the “Alternative Compliance Standards”).

The Company has a period of 180 calendar days from the date of the Notice, or until February 10, 2021, to regain compliance. Compliance can be achieved by meeting the MVLS Requirement for a minimum of ten (10) consecutive business days during the 180 day compliance period, unless Nasdaq exercises its discretion to extend this ten (10) day period.

The Company is presently evaluating potential actions to regain compliance with the MVLS Requirement or the Alternative Compliance Standards. Although the Company believes it will be able regain compliance, there can be no assurance the Company will be able to regain compliance with the MVLS Requirement, the Alternative Compliance Standards or will otherwise be in compliance with other Nasdaq Listing Rules.

The Notice has no immediate effect on the listing or trading of the Company’s Class A common stock, which will continue to be listed and traded on Nasdaq during this period, subject to the Company’s compliance with other listing standards, under the symbol “USWS.”

Forward-Looking Statements

The information above includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included herein are forward-looking statements. These forward-looking statements may be identified by their use of terms and phrases such as “may,” “expect,” “believe,” “intend,” “estimate,” “project,” “plan,” “anticipate,” “will,” “should,” “could,” and similar terms and phrases. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve certain assumptions, risks and uncertainties. These forward-looking statements represent the Company’s current expectations or beliefs concerning future events, and it is possible that the results described in this Current Report on Form 8-K will not be achieved. For example, there can be no assurance that the Company will regain compliance with the MVLS Requirement or the Alternative Compliance Standards during any compliance period or otherwise in the future, otherwise meet Nasdaq compliance standards, or that Nasdaq will grant the Company any relief from delisting as necessary or whether the Company can agree to or ultimately meet applicable Nasdaq requirements for any such relief. These forward-looking statements are subject to certain risks, uncertainties and assumptions identified in this release or as disclosed from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”). Factors that could cause actual results to differ from the Company’s expectations include changes in market conditions and other factors described in the Company’s public disclosures and filings with the SEC, including those described under “Risk Factors” in its annual report on Form 10-K filed on March 5, 2020,  its quarterly report on Form 10-Q filed on August 6, 2020 and its subsequently filed Quarterly Reports on Form 10-Q. As a result of these factors, actual results may differ materially from those indicated or implied by forward-looking statements.

Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time, and it is not possible for us to predict all such factors.

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

10.1

Second Amendment to ABL Credit Agreement dated as of August 17, 2020, by and among U.S. Well Services, LLC, U.S. Well Services, Inc., USWS Fleet 10, LLC, USWS Fleet 11, LLC, USWS Holdings, LLC, the lenders party thereto, and Bank of America, N.A., as administrative agent, swing line lender and letter of credit issuer

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

U.S. Well Services, Inc.

Dated: August 20, 2020	By:	/s/ Kyle O’Neill
	Name:	Kyle O’Neill
	Title:	Chief Financial Officer